Exhibit 10.30(a)

AMENDMENT NO. 1

TO

ASSET PURCHASE AGREEMENT

This Amendment No. 1 (the “Amendment”), dated as of November 12, 2008 amends that certain Asset Purchase Agreement dated as of September 15, 2008 (the “Agreement”) by and among Green Mountain Coffee Roasters, Inc., a Delaware corporation (the “Buyer”), Tully’s Coffee Corporation, a Washington corporation (the “Seller Parent”) and Tully’s Bellaccino, LLC, a Washington limited liability company (the “Seller Subsidiary” and together with the Seller Parent, “Seller”). Capitalized terms used and not otherwise defined in this Amendment are used herein as defined in the Agreement.

WHEREAS, the parties to this Amendment desire to amend the Agreement as provided herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby as follows:

1. Amendment of Section 8.1(b)(ii).

1.1 Section 8.1(b)(ii) of the Agreement is hereby amended by deleting the date “December 31, 2008” in the first line thereof and inserting in lieu thereof the date “February 9, 2009”.

1.2. Section 8.1(b)(ii) of the Agreement is hereby amended by deleting the date “February 15, 2009” in the ninth line thereof and inserting in lieu thereof the date “March 24, 2009”.

2. The parties hereby agree that the Escrow Agent shall be an escrow agent to be mutually agreed upon by the Buyer and the Seller.

3. Except as amended hereby, the Agreement is hereby ratified and confirmed and shall remain in full force and effect.

4. This Amendment may be executed in several counterparts, each of which shall be deemed an original and all such counterparts shall constitute one and the same agreement. Facsimile copies of signed signatures will be deemed binding originals.

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as an agreement under seal as of the date first above written.

THE BUYER:	GREEN MOUNTAIN COFFEE ROASTERS, INC.

	By:	/s/ Lawrence J. Blanford
	Name:	Lawrence J. Blanford
	Title:	President and Chief Executive Officer

THE SELLER PARENT:	TULLY’S COFFEE CORPORATION

	By:	/s/ Tom T. O’Keefe
	Name:	Tom T. O’Keefe
	Title:	Chairman of the Board and Director

THE SELLER SUBSIDIARY:	TULLY’S BELLACCINO, LLC

	By:	TULLY’S COFFEE CORPORATION,
Its Sole Member

	By:	/s/ Tom T. O’Keefe
	Name:	Tom T. O’Keefe
	Title:	Chairman of the Board and Director